Other Assets	12 Months Ended
Mar. 31, 2017
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Assets

NOTE 9: —OTHER ASSETS

	March 31,
	2017	2016
Prepayment of land leased from ILA (1)	$13,939	$14,038
Deferred income taxes	10,324	4,007
Goodwill	7,192	7,198
Intangible assets and deferred costs, net (2)	5,928	8,334
Severance pay fund (3)	2,118	1,873
Other	458	356
	$39,959	$35,806

(1)

The ILA lease agreements are standard agreements covering substantial portions of the land of Israel.  The standard agreements call for a Lease Period of 49 years, with an option for one additional Lease Period (i.e., total of 98 years).  A majority of the Company’s leases are in the beginning of the second 49 year period, and the remaining leases still in the first 49 year period have the option for the one additional lease period.  This amount was prepaid.  See Note 2.j.

(2)	See Note 8.
(3)

Under Israeli law, the Company is required to make severance or pension payments to dismissed employees and to employees terminating employment under certain other circumstances.  Deposits are made with a pension fund or other insurance plans to secure pension and severance rights for the employees in Israel.  These amounts represent the balance of the deposits in those funds (including profits) that will be used to cover the Company’s severance obligations.  See Note 12.b.

The Company’s non-Israeli subsidiaries maintain defined contribution retirement savings plans covering substantially all of their employees.  Under the plans, contributions are based on specific percentages of pay and are subject to statutory limits.  The subsidiaries’ matching contribution to the plan was $1,080, $958 and $976 for the years ended March 31, 2017, 2016 and 2015, respectively.

	Years ended March 31,
	2017	2016	2015
Pension, retirement savings and severance expenses	$5,751	$5,217	$5,979